Interest income (Tables)	12 Months Ended
Dec. 31, 2019
Interest income.
Detail of main interest and similar income items
The detail of the main interest and similar income items earned in 2019, 2018 and 2017 is as follows:

Million euros
	2019	2018	2017
Loans and advances, central banks	1,314	1,320	1,881
Loans and advances, credit institutions	1,785	1,555	1,840
Debt instruments	6,378	6,429	7,141
Loans and advances, customers	46,180	43,489	43,640
Other interest	1,128	1,532	1,539
	56,785	54,325	56,041